                           PERSONAL INVESTMENT CLASS

                                     OF THE

                               TREASURY PORTFOLIO

                                       OF

                          SHORT-TERM INVESTMENTS TRUST


                       Supplement dated December 16, 1996
       to the Statement of Additional Information dated December 14, 1995


         On December 11, 1996, the Board of Trustees of Short-Term Investments Trust approved, subject to shareholder approval, the elimination of or changes to certain fundamental investment policies of the Treasury Portfolio (the "Fund"). Shareholders of the Fund will be asked to approve these changes at an annual meeting of shareholders to be held on February 7, 1997. If approved, these changes will become effective as of March 1, 1997.

         Reference is made to Investment Restriction Nos.(2) and (10) of the Fund, set forth on page 21 of the Fund's Statement of Additional Information related to the Personal Investment Class of the Fund. The Board of Trustees has approved the elimination of Investment Restriction No. (10) and a change to Investment Restriction No. (2) of the Fund. In the event shareholders approve the proposed changes, Investment Restriction No. (10) will no longer apply and Investment Restriction No. (2) will read in full as follows:

                 (2) purchase securities of any one issuer (other than obligations of the U.S. Government, its agencies and instrumentalities) if, immediately after such purchase, more than 5% of the value of the Portfolio's total assets would be invested in such issuer, except as permitted by Rule 2a-7 under the 1940 Act, as amended from time to time, and except that the Portfolio may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order.